Exhibit 99.1

Allegro MicroSystems Reports Fourth Quarter and Fiscal Year 2025 Results

Fourth Quarter Sales Increased 8% Sequentially to $193 Million

Manchester, NH, May 8, 2025 – Allegro MicroSystems, Inc. (“Allegro” or the “Company”) (Nasdaq: ALGM), a global leader in power and sensing semiconductor solutions for motion control and energy efficient systems, today announced financial results for its fourth quarter and full fiscal year ended March 28, 2025.

“During the fourth quarter, we delivered on our commitments with sales of $193 million, up 8% sequentially, and non-GAAP EPS of $0.06,” said Mike Doogue, President and CEO of Allegro. “While the environment remains dynamic, we are encouraged by the positive momentum we are seeing across the business and the signals we are seeing from our customers. We are taking actions to accelerate growth in strategic focus areas, secure important customer wins and drive operating efficiencies, while improving profitability. As Allegro’s CEO, I am excited to leverage the breadth and depth of my experience to help accelerate our path toward our target financial model and unlock additional shareholder value.”

Fourth Quarter and Full Fiscal Year 2025 Financial Highlights:

In thousands, except per share data	Three-Month Period Ended			Twelve-Month Period Ended
	March 28, 2025	December 27, 2024	March 29, 2024	March 28, 2025	March 29, 2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Sales
Automotive	$140,880	$130,066	$181,939	$544,023	$759,454
Industrial and other	51,944	47,806	58,642	180,983	289,913
Total net sales	$192,824	$177,872	$240,581	$725,006	$1,049,367
GAAP Financial Measures
Gross margin %	41.4%	45.7%	51.2%	44.3%	54.8%
Operating margin %	(6.8)%	(0.0)%	6.6%	(2.7)%	18.7%
Diluted EPS	$(0.08)	$(0.04)	$(0.04)	$(0.39)	$0.78
Non-GAAP Financial Measures
Gross margin %	45.6%	49.1%	53.8%	48.0%	56.3%
Operating margin %	9.0%	10.8%	23.8%	9.5%	28.5%
Diluted EPS	$0.06	$0.07	$0.25	$0.24	$1.35

Business Outlook

For the first quarter of fiscal year 2026 ending June 27, 2025, the Company expects total net sales to be in the range of $192 million to $202 million. At the mid-point of this range, it implies net sales growth of 18% year-over-year.

The Company also estimates the following results on a non-GAAP basis:

•
Gross Margin is expected to be between 46% and 48%,
•
Interest expense of approximately $5 million inclusive of a $25 million voluntary debt payment made on April 30, and
•
Diluted Earnings per Share are expected to be between $0.06 and $0.10.

Allegro has not provided a reconciliation of its first fiscal quarter outlook for non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Interest Expense, and non-GAAP Diluted Earnings per Share because estimates of all of the reconciling items cannot be provided without unreasonable efforts. It is difficult to reasonably provide a forward-looking estimate between such forward-looking non-GAAP measures and the comparable forward-looking U.S. generally accepted accounting principles (“GAAP”) measures. Certain factors that are materially significant to Allegro’s ability to estimate these items are out of its control and/or cannot be reasonably predicted.

Earnings Webcast

A webcast will be held on Thursday, May 8, 2025 at 8:30 a.m., Eastern Time. Michael C. Doogue, President and Chief Executive Officer, and Derek P. D’Antilio, Executive Vice President and Chief Financial Officer, will discuss Allegro’s business and financial results.

The webcast will be available on the Investor Relations section of the Company’s website at investors.allegromicro.com. A recording of the webcast will be posted in the same location shortly after the call concludes and will be available for at least 90 days.

About Allegro MicroSystems

Allegro MicroSystems, Inc. is leveraging more than three decades of expertise in magnetic sensing and power ICs, to propel automotive, clean energy and industrial automation forward with solutions that enhance efficiency, performance and sustainability. Allegro’s commitment to quality drives transformation across industries, reinforcing our status as a pioneer in “automotive grade” technology and a partner in our customers' success. For additional information, please visit https://www.allegromicro.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release including statements regarding our future results of operations and financial position, business strategy, prospective products and the plans and objectives of management for future operations, including, among others, statements regarding the liquidity, growth and profitability strategies and factors affecting our business are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 29, 2024, as any such factors may be updated from time to time in our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; any failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix, customer mix or channel mix, which could negatively impact our gross margin; the cyclical nature of the semiconductor industry, including the analog segment in which we compete; any downturn or disruption in the automotive market or industry; our ability to successfully integrate the acquisition of other companies or technologies and products into our business; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results and meet the expectations of investors; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; events beyond our control impacting us, our key suppliers or our manufacturing partners; our ability to develop new product features or new products in a timely and cost-effective manner; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulations and other legal obligations, including export/trade control, privacy, data protection, information security, cybersecurity, consumer protection, environmental and occupational health and safety, antitrust, anti-corruption and anti-bribery, product safety, environmental protection, employment matters and tax; the risk of unsolicited acquisition proposals; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to retain key and highly skilled personnel; the impact of restructuring activities on our business and operating results; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or confidential information or those of our third-party service providers; any failure to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; the physical, transition and litigation risks presented by climate change; risks related to ESG matters; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this press release and the documents that we reference completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.

This press release includes certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of, financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their most directly comparable GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the presented non-GAAP financial measures as tools for comparison.

This press release may not be reproduced, forwarded to any person or published, in whole or in part.

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(Unaudited)

	Three-Month Period Ended		Twelve-Month Period Ended
	March 28, 2025	March 29, 2024	March 28, 2025	March 29, 2024
Net sales	$192,824	$240,581	$725,006	$1,049,367
Cost of goods sold	112,945	117,333	403,479	474,838
Gross profit	79,879	123,248	321,527	574,529
Operating expenses:
Research and development	47,618	45,839	179,649	176,638
Selling, general and administrative	45,459	48,294	161,680	188,429
Impairment of long-lived assets	—	13,218	—	13,218
Total operating expenses	93,077	107,351	341,329	378,285
Operating (loss) income	(13,198)	15,897	(19,802)	196,244
Interest and other (expense) income	(5,240)	1,354	(31,142)	(1,447)
Loss on change in fair value of forward repurchase contract	—	—	(34,752)	—
(Loss) income before income taxes	(18,438)	17,251	(85,696)	194,797
Income tax (benefit) provision	(3,700)	24,325	(12,933)	41,909
Net (loss) income	(14,738)	(7,074)	(72,763)	152,888
Net income attributable to non-controlling interests	62	41	247	191
Net (loss) income attributable to Allegro MicroSystems, Inc.	$(14,800)	$(7,115)	$(73,010)	$152,697
Net (loss) income per common share attributable to Allegro MicroSystems, Inc.:
Basic	$(0.08)	$(0.04)	$(0.39)	$0.79
Diluted	$(0.08)	$(0.04)	$(0.39)	$0.78
Weighted average shares outstanding:
Basic	184,169,928	193,139,519	187,707,391	192,573,169
Diluted	184,169,928	194,487,307	187,707,391	194,674,352

Supplemental Schedule of Total Net Sales

The following table summarizes total net sales by market within the Company’s unaudited condensed consolidated statements of operations:

	Three-Month Period Ended		Change		Twelve-Month Period Ended		Change
	March 28, 2025	March 29, 2024	Amount	%	March 28, 2025	March 29, 2024	Amount	%
	(Dollars in thousands)				(Dollars in thousands)
Automotive	$140,880	$181,939	$(41,059)	(23)%	$544,023	$759,454	$(215,431)	(28)%
Industrial and other	51,944	58,642	(6,698)	(11)%	180,983	289,913	(108,930)	(38)%
Total net sales	$192,824	$240,581	$(47,757)	(20)%	$725,006	$1,049,367	$(324,361)	(31)%

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 28,	March 29,
	2025 (Unaudited)	2024
Assets
Current assets:
Cash and cash equivalents	$121,334	$212,143
Restricted cash	9,773	10,018
Trade accounts receivable, net	84,598	118,508
Inventories	183,914	162,302
Prepaid income taxes	36,662	31,908
Prepaid expenses and other current assets	30,247	33,584
Current portion of related party notes receivable	—	3,750
Assets held for sale	16,508	—
Total current assets	483,036	572,213
Property, plant and equipment, net	302,919	321,175
Deferred income tax assets	68,528	54,496
Goodwill	202,475	202,425
Intangible assets, net	262,115	276,854
Related party notes receivable, less current portion	—	4,688
Equity investment in related party	31,695	26,727
Other assets	70,193	72,025
Total assets	$1,420,961	$1,530,603
Liabilities, Non-Controlling Interests and Stockholders’ Equity
Current liabilities:
Trade accounts payable	$38,733	$35,964
Amounts due to related party	6,535	1,626
Accrued expenses and other current liabilities	65,570	76,389
Current portion of long-term debt	1,423	3,929
Total current liabilities	112,261	117,908
Long-term debt	344,703	249,611
Other long-term liabilities	32,897	31,368
Total liabilities	489,861	398,887
Commitments and contingencies
Stockholders’ Equity:
Preferred stock	—	—
Common stock	1,843	1,932
Additional paid-in capital	1,012,055	694,332
(Accumulated deficit) retained earnings	(53,591)	463,012
Accumulated other comprehensive loss	(30,752)	(28,841)
Equity attributable to Allegro MicroSystems, Inc.	929,555	1,130,435
Non-controlling interests	1,545	1,281
Total stockholders’ equity	931,100	1,131,716
Total liabilities, non-controlling interests and stockholders’ equity	$1,420,961	$1,530,603

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three-Month Period Ended		Twelve-Month Period Ended
	March 28, 2025	March 29, 2024	March 28, 2025	March 29, 2024
Cash flows from operating activities:
Net (loss) income	$(14,738)	$(7,074)	$(72,763)	$152,888
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	15,924	21,834	64,502	71,382
Amortization of deferred financing costs	732	235	2,513	527
Deferred income taxes	(4,755)	9,640	(16,301)	(18,613)
Stock-based compensation	9,617	9,618	41,868	42,457
Loss on change in fair value of forward repurchase contract	—	—	34,752	—
Provisions for inventory and expected credit losses	1,697	435	9,216	10,286
Change in fair value of marketable securities	—	—	—	3,579
Impairment of long-lived assets	—	13,218	—	13,218
Other non-cash reconciling items	339	52	6,984	70
Changes in operating assets and liabilities:
Trade accounts receivable	(1,275)	(5,400)	33,081	(7,964)
Inventories	7,914	4,061	(30,160)	(15,848)
Prepaid expenses and other assets	(3,200)	(28,181)	(4,601)	(41,266)
Trade accounts payable	(1,423)	(3,049)	4,044	(12,653)
Due to and from related parties	4,551	(1,586)	5,115	5,231
Accrued expenses and other current and long-term liabilities	4,970	(1,039)	(16,337)	(21,579)
Net cash provided by operating activities	20,353	12,764	61,913	181,715
Cash flows from investing activities:
Purchases of property, plant and equipment	(5,391)	(14,272)	(39,955)	(124,772)
Purchases of intangible assets	(1,180)	—	(1,180)	—
Acquisition of business, net of cash acquired and working capital adjustment	—	—	319	(408,119)
Sales of marketable securities	—	—	—	16,175
Net cash used in investing activities	(6,571)	(14,272)	(40,816)	(516,716)
Cash flows from financing activities:
Net proceeds from Refinanced 2023 Term Loan Facility	(402)	—	193,081	—
Repayment of 2023 Term Loan Facility	(30,000)	(625)	(105,000)	(625)
Borrowings of senior secured debt, net of deferred financing costs	—	—	—	245,452
Repayment of 2020 Term Loan Facility	—	—	—	(25,000)
Repayments of other debt	—	(99)	—	(842)
Finance lease payments	(498)	(142)	(1,201)	(142)
Receipts on related party notes receivable	—	937	1,875	3,750
Payments for taxes related to net share settlement of equity awards	(3,458)	(1,077)	(16,238)	(25,900)
Proceeds from issuance of common stock under employee stock purchase plan	1,524	1,736	3,511	3,635
Repurchases of common stock	—	—	(853,921)	—
Net proceeds from issuance of common stock	—	—	665,850	—
Dividends paid to non-controlling interest	(19)	—	(19)	—
Payment of debt issuance costs	—	—	—	(1,450)
Net cash (used in) provided by financing activities	(32,853)	730	(112,062)	198,878
Effect of exchange rate changes on cash and cash equivalents and restricted cash	1,216	(796)	(89)	(421)
Net decrease in cash and cash equivalents and restricted cash	(17,855)	(1,574)	(91,054)	(136,544)
Cash and cash equivalents and restricted cash at beginning of period	148,962	223,735	222,161	358,705
Cash and cash equivalents and restricted cash at end of period:	$131,107	$222,161	$131,107	$222,161

Non-GAAP Financial Measures

In addition to the measures presented in our condensed consolidated financial statements, we regularly review other measures, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions. The key measures we consider are non-GAAP Gross Profit, non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Operating Income, non-GAAP Operating Margin, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP Profit before Tax, non-GAAP Income Tax Provision, non-GAAP Effective Tax Rate, non-GAAP Net Income Attributable to Allegro MicroSystems, Inc, non-GAAP Basic and Diluted Earnings per Share, non-GAAP Free Cash Flow, and non-GAAP Free Cash Flow as percentage of net sales (collectively, the “Non-GAAP Financial Measures”). These Non-GAAP Financial Measures provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be unrelated to our core operations, and in the case of non-GAAP Income Tax Provision, management believes that this non-GAAP measure of income taxes provides it with the ability to evaluate the non-GAAP Income Tax Provision across different reporting periods on a consistent basis, independent of special items and discrete items, which may vary in size and frequency. These Non-GAAP Financial Measures are used by both management and our board of directors, together with the comparable GAAP information, in evaluating our current performance and planning our future business activities.

The Non-GAAP Financial Measures are supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. These Non-GAAP Financial Measures should not be considered as substitutes for GAAP financial measures, such as gross profit, gross margin, net income or any other performance measures derived in accordance with GAAP. Also, in the future we may incur expenses or charges, such as those being adjusted in the calculation of these Non-GAAP Financial Measures. Our presentation of these Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. These Non-GAAP Financial Measures exclude costs related to acquisition and related integration expenses, amortization of acquired intangible assets, stock-based compensation, restructuring actions, related-party activities and other non-operational costs.

Non-GAAP Income Tax Provision

In calculating non-GAAP Income Tax Provision, we have added back the following to GAAP Income Tax Provision:

•
Tax effect of adjustments to GAAP results—Represents the estimated income tax effect of the adjustments to non-GAAP Profit before Tax described below and elimination of discrete tax adjustments.

Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three-Month Period Ended			Twelve-Month Period Ended
	March 28, 2025	December 27, 2024	March 29, 2024	March 28, 2025	March 29, 2024
	(Dollars in thousands)			(Dollars in thousands)
GAAP Gross Profit	$79,879	$81,215	$123,248	$321,527	$574,529
GAAP Gross Margin (% of net sales)	41.4%	45.7%	51.2%	44.3%	54.8%

Non-GAAP adjustments
Transaction-related costs	—	5	566	14	1,089
Purchased intangible amortization	4,957	4,875	4,959	19,582	9,282
Restructuring costs	2,350	522	1	4,088	167
Stock-based compensation	697	802	734	2,877	5,359
Total Non-GAAP Adjustments	$8,004	$6,204	$6,260	$26,561	$15,897

Non-GAAP Gross Profit	$87,883	$87,419	$129,508	$348,088	$590,426
Non-GAAP Gross Margin (% of net sales)	45.6%	49.1%	53.8%	48.0%	56.3%

Reconciliation of Non-GAAP Operating Expenses

	Three-Month Period Ended			Twelve-Month Period Ended
	March 28, 2025	December 27, 2024	March 29, 2024	March 28, 2025	March 29, 2024
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Expenses	$93,077	$81,256	$107,351	$341,329	$378,285

Research and Development Expenses
GAAP Research and Development Expenses	47,618	43,317	45,839	179,649	176,638
Non-GAAP adjustments
Transaction-related costs	3	333	929	1,571	1,281
Restructuring costs	4,429	568	621	5,426	1,529
Stock-based compensation	3,406	3,960	3,554	14,624	13,894
Other costs(1)	—	—	—	3	—
Non-GAAP Research and Development Expenses	39,780	38,456	40,735	158,025	159,934

Selling, General and Administrative Expenses
GAAP Selling, General and Administrative Expenses	45,459	37,939	48,294	161,680	188,429
Non-GAAP adjustments
Transaction-related costs	116	148	5,649	1,353	20,068
Purchased intangible amortization	535	535	542	2,140	1,752
Restructuring costs	1,656	1,264	1,819	6,011	7,614
Stock-based compensation	5,513	5,826	5,330	24,366	23,204
Other costs(1)	6,921	391	3,514	6,303	3,897
Non-GAAP Selling, General and Administrative Expenses	30,718	29,775	31,440	121,507	131,894

Impairment of long-lived assets	—	—	13,218	—	13,218

Total Non-GAAP Adjustments	22,579	13,025	35,176	61,797	86,457

Non-GAAP Operating Expenses	$70,498	$68,231	$72,175	$279,532	$291,828

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions.

Reconciliation of Non-GAAP Operating Income and Non-GAAP Operating Margin

	Three-Month Period Ended			Twelve-Month Period Ended
	March 28, 2025	December 27, 2024	March 29, 2024	March 28, 2025	March 29, 2024
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating (Loss) Income	$(13,198)	$(41)	$15,897	$(19,802)	$196,244
GAAP Operating Margin (% of net sales)	(6.8)%	—%	6.6%	(2.7)%	18.7%

Transaction-related costs	119	486	7,144	2,938	22,438
Impairment of long-lived assets	—	—	13,218	—	13,218
Purchased intangible amortization	5,492	5,410	5,501	21,722	11,034
Restructuring costs	8,435	2,354	2,441	15,525	9,310
Stock-based compensation	9,616	10,588	9,618	41,867	42,457
Other costs(1)	6,921	391	3,514	6,306	3,897
Total Non-GAAP Adjustments	$30,583	$19,229	$41,436	$88,358	$102,354

Non-GAAP Operating Income	$17,385	$19,188	$57,333	$68,556	$298,598
Non-GAAP Operating Margin (% of net sales)	9.0%	10.8%	23.8%	9.5%	28.5%

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions.

Reconciliation of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin

	Three-Month Period Ended			Twelve-Month Period Ended
	March 28, 2025	December 27, 2024	March 29, 2024	March 28, 2025	March 29, 2024
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net (Loss) Income	$(14,738)	$(6,799)	$(7,074)	$(72,763)	$152,888
GAAP Net (Loss) Income Margin (% of net sales)	(7.6)%	(3.8)%	(2.9)%	(10.0)%	14.6%

Interest expense	6,874	7,762	5,382	30,366	10,763
Interest income	(222)	(388)	(594)	(1,524)	(3,144)
Income tax (benefit) provision	(3,700)	(803)	24,325	(12,933)	41,909
Depreciation & amortization	15,924	16,123	21,737	64,502	71,382
EBITDA	$4,138	$15,895	$43,776	$7,648	$273,798

Transaction-related costs	119	486	7,144	5,742	22,438
Impairment of long-lived assets	—	—	13,218	—	13,218
Restructuring costs	8,277	2,354	2,441	15,112	9,310
Stock-based compensation	9,616	10,588	9,618	41,867	42,457
Loss on change in fair value of forward repurchase contract	—	—	—	34,752	—
Other costs(1)	6,301	998	(2,319)	7,911	3,020
Adjusted EBITDA	$28,451	$30,321	$73,878	$113,032	$364,241
Adjusted EBITDA Margin (% of net sales)	14.8%	17.0%	30.7%	15.6%	34.7%

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Profit before Tax

	Three-Month Period Ended			Twelve-Month Period Ended
	March 28, 2025	December 27, 2024	March 29, 2024	March 28, 2025	March 29, 2024
	(Dollars in thousands)			(Dollars in thousands)
GAAP (Loss) Income before Income Taxes	$(18,438)	$(7,602)	$17,251	$(85,696)	$194,797

Transaction-related costs	119	486	7,144	5,742	22,438
Transaction-related interest	272	192	163	1,314	325
Impairment of long-lived assets	—	—	13,218	—	13,218
Purchased intangible amortization	5,492	5,410	5,501	21,722	11,034
Restructuring costs	8,482	2,354	2,441	15,317	9,310
Stock-based compensation	9,616	10,588	9,618	41,867	42,457
Loss on change in fair value of forward repurchase contract	—	—	—	34,752	—
Other costs(1)	6,689	1,427	(2,319)	12,351	3,020
Total Non-GAAP Adjustments	$30,670	$20,457	$35,766	$133,065	$101,802

Non-GAAP Profit before Tax	$12,232	$12,855	$53,017	$47,369	$296,599

(1) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure such as project evaluation costs, which consist of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions and income (loss) in earnings of equity investments.

Reconciliation of Non-GAAP Income Tax Provision and Non-GAAP Effective Tax Rate

	Three-Month Period Ended			Twelve-Month Period Ended
	March 28, 2025	December 27, 2024	March 29, 2024	March 28, 2025	March 29, 2024
	(Dollars in thousands)			(Dollars in thousands)
GAAP Income Tax (Benefit) Provision	$(3,700)	$(803)	$24,325	$(12,933)	$41,909
GAAP effective tax rate	20.1%	10.6%	141.0%	15.1%	21.5%

Tax effect of adjustments to GAAP results	4,126	398	(19,263)	14,200	(9,135)

Non-GAAP Income Tax (Benefit) Provision	$426	$(405)	$5,062	$1,267	$32,774
Non-GAAP effective tax rate	3.5%	(3.2)%	9.5%	2.7%	11.0%

Reconciliation of Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc. and Non-GAAP Earnings per Share

	Three-Month Period Ended			Twelve-Month Period Ended
	March 28, 2025	December 27, 2024	March 29, 2024	March 28, 2025	March 29, 2024
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net (Loss) Income Attributable to Allegro MicroSystems, Inc.(1)	$(14,800)	$(6,860)	$(7,115)	$(73,010)	$152,697
GAAP Basic weighted average common shares	184,169,928	184,011,189	193,139,519	187,707,391	192,573,169
GAAP Diluted weighted average common shares	184,169,928	184,011,189	194,487,307	187,707,391	194,674,352
GAAP Basic (Loss) Earnings per Share	$(0.08)	$(0.04)	$(0.04)	$(0.39)	$0.79
GAAP Diluted (Loss) Earnings per Share	$(0.08)	$(0.04)	$(0.04)	$(0.39)	$0.78

Transaction-related costs	119	486	7,144	5,742	22,438
Transaction-related interest	272	192	163	1,314	325
Impairment of long-lived assets	—	—	13,218	—	13,218
Purchased intangible amortization	5,492	5,410	5,501	21,722	11,034
Restructuring costs	8,482	2,354	2,441	15,317	9,310
Stock-based compensation	9,616	10,588	9,618	41,867	42,457
Loss on change in fair value of forward repurchase contract	—	—	—	34,752	—
Other costs(2)	6,689	1,427	(2,319)	12,351	3,020
Total Non-GAAP Adjustments	30,670	20,457	35,766	133,065	101,802
Tax effect of adjustments to GAAP results(3)	(4,126)	(398)	19,263	(14,200)	9,135
Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc.	$11,744	$13,199	$47,914	$45,855	$263,634
Basic weighted average common shares	184,169,928	184,011,189	193,139,519	187,707,391	192,573,169
Diluted weighted average common shares	185,247,919	184,485,792	194,487,307	188,629,402	194,674,352
Non-GAAP Basic Earnings per Share	$0.06	$0.07	$0.25	$0.24	$1.37
Non-GAAP Diluted Earnings per Share	$0.06	$0.07	$0.25	$0.24	$1.35

(1) GAAP Net (Loss) Income Attributable to Allegro MicroSystems, Inc. represents GAAP Net (Loss) Income adjusted for Net Income Attributable to non-controlling interests.

(2) Included in non-GAAP other costs are non-recurring charges that are individually immaterial for separate disclosure, such as project evaluation costs, which consists of costs and estimated costs incurred in connection with debt and equity financings or other non-recurring transactions, income (loss) in earnings of equity investments, and unrealized losses (gains) on investments.

(3) To calculate the tax effect of adjustments to GAAP results, the Company considers each Non-GAAP adjustment by tax jurisdiction and reverses all discrete items to calculate an annual non-GAAP effective tax rate (“NG ETR”). This NG ETR is then applied to Non-GAAP Profit Before Tax to arrive at the tax effect of adjustments to GAAP results.

Reconciliation of Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow as Percentage of Net Sales

	Three-Month Period Ended			Twelve-Month Period Ended
	March 28, 2025	December 27, 2024	March 29, 2024	March 28, 2025	March 29, 2024
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Cash Flow	$20,353	$(8,183)	$12,764	$61,913	$181,715
GAAP Operating Cash Flow (% of net sales)	10.6%	-4.6%	5.3%	8.5%	17.3%
Non-GAAP adjustments
Purchases of property, plant and equipment	(5,391)	(13,615)	(14,272)	(39,955)	(124,772)

Non-GAAP Free Cash Flow	$14,962	$(21,798)	$(1,508)	$21,958	$56,943
Non-GAAP Free Cash Flow (% of net sales)	7.8%	(12.3)%	(0.6)%	3.0%	5.4%

Investor Contact:

Jalene Hoover

VP of Investor Relations & Corporate Communications

+1 (512) 751-6526

jhoover@allegromicro.com